  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)
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☒	Definitive Proxy Statement
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OXBRIDGE RE HOLDINGS LIMITED
(Name of Registrant As Specified in its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMENDMENT NO. 1 TO PROXY STATEMENT EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment No. 1”) to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) for the 2020 Annual Meeting of Stockholders that was filed with the Securities and Exchange Commission on April 24, 2020 (the “Original Filing”) amends and restates the Original Filing to correct typographical errors relating to the Annual Meeting date on the Notice page, pages 2 and 3 of the Proxy Statement and the Proxy Card. This Amendment No. 1 corrects those errors and reports the corrected Annual Meeting date of May 19, 2020.

This error does not appear in the copy of the definitive proxy statement sent to stockholders.

OXBRIDGE RE HOLDINGS LIMITED
Suite 201
42 Edward Street
P.O. Box 469
Grand Cayman, KY1-9006
Cayman Islands

NOTICE OF VIRTUAL ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 19, 2020

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support and protect the health and well-being of our partners and shareholders, notice is hereby given that the Annual General Meeting of Shareholders (the “Meeting”) of Oxbridge Re Holdings Limited (the “Company”, “we” or “us”) will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. The Meeting will be held via a live webcast on Tuesday, May 19, 2020, at 9:00 a.m. (Central Time). Shareholders may attend, vote and submit questions during the Meeting via the Internet by firstly logging in at www.iproxydirect.com/oxbr with your Control ID and Request ID, and thereafter follow the instructions to join the virtual meeting. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. We expect to resume in person shareholder meetings in successive years. The Meeting will have the following purposes:

1.
To consider and vote upon a proposal to elect four directors to serve on the Board of Directors of the Company until the Annual General Meeting of Shareholders of the Company in 2021; and

2.
To consider and vote upon a proposal to ratify the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of the Company for the fiscal year ending December 31, 2020.

Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

Only shareholders of record, as shown by the transfer books of the Company, at the close of business on April 9, 2020, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. To be admitted to the annual meeting, stockholders must enter the Control ID and Request ID numbers found on their proxy card. Whether or not you plan to attend the Meeting, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Meeting. We urge you to carefully review the proxy materials and to vote FOR the election of each director nominee named in Proposal One and FOR Proposal Two.

By Order of the Board of Directors,

Jay Madhu
Chief Executive Officer
April 24, 2020
Grand Cayman, Cayman Islands

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

VIRTUAL SHAREHOLDER MEETING TO BE HELD ON MAY 19, 2020:

To access our Proxy Statement and our Annual Report to Shareholders,

please visit  www.iproxydirect.com/oxbr or www.oxbridgere.com/2020AGM

OXBRIDGE RE HOLDINGS LIMITED
Suite 201
42 Edward Street
P.O. Box 469
Grand Cayman, KY1-9006
Cayman Islands

PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 19, 2020

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Oxbridge Re Holdings Limited (the “Company”) of proxies for use at the Annual General Meeting of Shareholders of the Company (the “Meeting” or “Annual Meeting”) to be held via a live webcast on Tuesday, May 19, 2020 at 9:00 a.m. (Central Time), and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders. Shareholders may attend, vote and submit questions during the Meeting via the Internet by firstly logging in at www.iproxydirect.com/oxbr with your Control ID and Request ID, and thereafter follow the instructions to join the virtual meeting. You may also attend the Meeting by proxy and may submit questions ahead of the Meeting through the designated website. The Company’s Annual Report to Shareholders is included with this Proxy Statement for informational purposes and not as a means of soliciting your proxy.

This Proxy Statement and the accompanying proxy card and Notice of Annual General Meeting of Shareholders are expected to be provided to shareholders on or about April 28, 2020.

Matters to be Voted Upon at the Meeting

You are being asked to consider and vote upon the following proposals:

1.
To elect four directors to serve on the Board of Directors of the Company (our “Board”) until the Annual General Meeting of Shareholders of the Company in 2021 (“Proposal One”); and

2.
To ratify the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of the Company for the fiscal year ending December 31, 2020 (“Proposal Two”).

Voting Procedures

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Meeting and upon which you are being asked to vote are discussed above. Each ordinary share of the Company you owned as of the record date, April 9, 2020, entitles you to one vote on each proposal presented at the Meeting, subject to certain provisions of our Third Amended and Restated Memorandum and Articles of Association (our “Articles”), as described below under “Voting Securities and Vote Required.”

Attending the virtual Meeting

You may attend the Annual Meeting online, including to vote and/or submit questions during the meeting by firstly logging in at www.iproxydirect.com/oxbr with your Control ID and Request ID, and thereafter follow the instructions to join the virtual meeting. The Annual Meeting will begin at approximately 9:00 a.m. local time, with log-in beginning at 8:45 a.m. on May 19, 2020.

You are entitled to participate in the virtual Annual Meeting only if you were a shareholder of record who owned the Company's ordinary shares at the close of business on April 9, 2020. Each holder of record is entitled to one vote per share. There were 5,733,587 ordinary shares outstanding and entitled to vote. To attend online and participate in the Annual Meeting, shareholders of record will need to use their Control ID and Request ID numbers on their proxy card to log into www.iproxydirect.com/oxbrand to vote their shares. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the meeting prior to start time. Please allow time for online check-in, which will begin at 8.45 a.m. local time. If you have difficulties during the check-in time or during the Annual Meeting, please call technical support at 844-399-3386 .

Shareholders have multiple opportunities to submit questions to the Company for the Annual Meeting. Shareholders who wish to submit a question in advance may do so in the question tab of the webcast online during the meeting.

Methods of Voting

You may vote by mail, by telephone, over the Internet, or virtually at the Meeting.

Voting by Mail.   You may vote by signing the proxy card and returning it in the prepaid and addressed envelope enclosed with the proxy materials. If you vote by mail, we encourage you to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting.

Voting by Telephone.   To vote by telephone, please follow the instructions included on your proxy card and calling 866-752-VOTE (8683). If you vote by telephone, you do not need to complete and mail a proxy card. Telephone voting is available through 11:59 p.m. (local time) on May 18, 2020, the day prior to the Meeting day.

Voting over the Internet.  To vote over the Internet, please follow the instructions included on your proxy card enclosed with this proxy statement by accessing www.iproxydirect.com/oxbr. If you vote over the Internet, you do not need to complete and mail a proxy card. Internet voting is available through 11:59 p.m. (local time) on May 18, 2020, the day prior to the Meeting day.

Voting virtually at the Meeting.  If you attend the Meeting and plan to vote during the Meeting, you should login to the meeting through www.iproxydirect.com/oxbr and follow the instructions to vote or submit questions during the meeting. Voting online during the meeting will replace any previous votes, and the online polls will close at 9:05 AM local time on May 19, 2020. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote virtually at the Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you hold shares in street name, you must vote by giving instructions to your bank or broker. You should follow the voting instructions on the form that you receive from your bank or broker.

VOTING SECURITIES AND VOTE REQUIRED

As of April 9, 2020, the record date for the determination of persons entitled to receive notice of, and to vote at, the Meeting (the “Record Date”), 5,733,587 ordinary shares were issued and outstanding. The ordinary shares are our only class of equity securities outstanding and entitled to vote at the Meeting.

Subject to the provisions of the Articles, each ordinary share is entitled to one vote per share. However, under the Articles, the Board shall reduce the voting power of any holder that holds 9.9% or more of the total issued and outstanding ordinary shares (such person, a “9.9% Shareholder”) to the extent necessary such that the holder ceases to be a 9.9% Shareholder. In connection with this reduction, the voting power of the other shareholders of the Company may be adjusted pursuant to the terms of the Articles. Accordingly, certain holders of ordinary shares may be entitled to more than one vote per share subject to the 9.9% restriction in the event that our Board is required to make an adjustment on the voting power of any 9.9% Shareholder.

Voting Reduction

The applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons. Accordingly, we request that any holder of ordinary shares with reason to believe that it is a 9.9% Shareholder, contact us promptly so that we may determine whether the voting power of such holder’s ordinary shares should be reduced. By submitting a proxy, a holder of ordinary shares will be deemed to have confirmed that, to its knowledge, it is not, and is not acting on behalf of, a 9.9% Shareholder. The directors of the Company are empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of ordinary shares, the names of persons having beneficial ownership of the shareholder’s ordinary shares, relationships with other shareholders or any other facts the directors may consider relevant to the determination of the number of ordinary shares attributable to any person. The directors may disregard the votes attached to ordinary shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete, or inaccurate information. The directors retain certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the ordinary shares of any shareholder to ensure that no person shall be a 9.9% Shareholder at any time.

Quorum; Vote Required

The attendance of two or more persons representing, virtually or by proxy, more than 50% in par value of the issued and outstanding ordinary shares as of the Record Date, is necessary to constitute a quorum at the Meeting.

Assuming that a quorum is present, the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares voted at the Meeting is required for election of each of the director nominees in Proposal One and for the approval of Proposal Two.

With regard to any proposal or director nominee, votes may be cast in favor of or against such proposal or director nominee or a shareholder may abstain from voting on such proposal or director nominee. Abstentions will be excluded entirely from the vote and will have no effect except that abstentions and “broker non-votes” will be counted toward determining the presence of a quorum for the transaction of business.

Generally, broker non-votes occur when ordinary shares held by a broker for a beneficial owner are not voted on a particular proposal because the broker has not received voting instructions from the beneficial owner, and the broker does not have discretionary authority to vote on a particular proposal.

Recommendation

Our Board recommends that the shareholders take the following actions at the Meeting:

1.
Proposal One: to vote FOR the election of each of the four director nominees to serve on the Board until the Annual General Meeting of Shareholders of the Company in 2021; and

2.
Proposal Two: to vote FOR the ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of the Company for the fiscal year ending December 31, 2020.

SOLICITATION AND REVOCATION

Proxies must be received by us by 11:59 p.m. (local time) on May 18, 2020, the day prior to the Meeting day. A shareholder may revoke his or her proxy at any time up to one hour prior to the commencement of the Meeting.

To do this, you must:

●   enter a new vote by telephone, over the Internet or by signing and returning another proxy card at a later date;

●   file a written revocation with the Secretary of the Company at our address set forth above;

●   file a duly executed proxy bearing a later date; or

●   appear virtually at the Meeting and vote virtually.

A shareholder of record may revoke a proxy by any of these methods, regardless of the method used to deliver the shareholder’s previous proxy. If your ordinary shares are held in street name, you must contact your broker, dealer, commercial bank, trust company, or other nominee to revoke your proxy.

The individuals designated as proxies in the proxy card are officers of the Company.

All ordinary shares represented by properly executed proxies that are returned, and not revoked, will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted FOR the election of each director nominee named in Proposal One and FOR Proposal Two, and in accordance with the proxy holder’s best judgment as to any other business that may properly come before the Meeting. If a shareholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person should vote the shares in respect of which he or she is appointed proxy holder in accordance with the directions of the shareholder appointing him or her.

PROPOSAL ONE
ELECTION OF DIRECTORS OF THE COMPANY

Our Articles currently provide that our Board shall consist of not less than four (4) directors (exclusive of alternate directors). We currently have four directors serving on our Board, and our Board has nominated those four directors – Jay Madhu, Krishna Persaud, Ray Cabillot, and Mayur Patel – for re-election as directors to serve until the Annual General Meeting of Shareholders of the Company in 2021.

Our Board has no reason to believe that any of these director nominees will not continue to be a candidate or will not be able to serve as a director of the Company if elected. In the event that any nominee is unable to serve as a director, the proxy holders named in the accompanying proxy have advised that they will vote for the election of such substitute or additional nominee(s) as our Board may propose. Our Board unanimously recommends that you vote FOR the election of each of the nominees.

Director Nominees

Each of the director nominees is currently serving as a director of the Company and is standing for re-election. Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the election of each of the following director nominees:

Name	Age	Position	Director Since

Jay Madhu(3)(5)	53	Chairman of the Board of Directors, Chief Executive Officer, and President	2013

Krishna Persaud(1)(2)(4)(5)	58	Director	2013

Ray Cabillot(1)(2)(3)(4)(5)	57	Director	2013

Mayur Patel, M.D.(1)(2)(3)(4)	64	Director	2013

(1) Member of Audit Committee.
(2) Member of Compensation Committee.
(3) Member of Underwriting Committee.
(4) Member of Nominating and Corporate Governance Committee.
(5) Member of Investment Committee.

The nominees have consented to serve as directors of the Company if elected.

Set forth below is biographical information concerning each nominee for election as a director of the Company, including a discussion of such nominee’s particular experience, qualifications, attributes, or skills that led our Nominating and Corporate Governance Committee and our Board to conclude that the nominee should serve as a director of our Company.

Jay Madhu.   Mr. Madhu has served as our Chief Executive Officer and President, and as a director of our Company, since April 2013, and has served as Chairman of the Board since January 2018. Mr. Madhu has also served, since April 2013, as a director and the Chief Executive Officer and President of our reinsurance subsidiary, Oxbridge Reinsurance Limited. Mr. Madhu has also been a director of HCI Group, Inc., a publicly traded holding company owning subsidiaries primarily engaged in the property and casualty insurance business, since May 2007. He also served as the President of Greenleaf Capital, the real estate division of HCI Group, Inc., from June 2011 through June 2013 and as Vice President of Investor Relations for HCI Group, Inc. from February 2008 through June 2013. Mr. Madhu also served as Vice President of Marketing for HCI Group, Inc. from 2008 to 2011. In his various positions at HCI Group, Inc., Mr. Madhu’s responsibilities included marketing, investor relations and management and oversight of HCI Group’s real estate division. He has also been a director of HCI Group’s wholly owned subsidiary, Claddaugh Casualty Insurance Company Ltd (“Claddaugh”), since July 2010. From August 2013 to April 2014, Mr. Madhu has served on the board of directors of First Home Bancorp, Inc., a bank holding company in Seminole, Florida. Mr. Madhu also served on the board of directors of Wheeler Real Estate Investment Trust, Inc., a publicly held real estate investment trust, from 2012 to June 2014. As an owner and manager of commercial properties, Mr. Madhu has been President of 5th Avenue Group LC, a real estate management company, since 2002 and was President of Forrest Terrace LC, a real estate management company, from 1999 until 2010. In addition, Mr. Madhu is an investor in banking and health maintenance organizations. He was also President of The Mortgage Corporation Network (correspondent lenders) from 1996 to 2011. Prior to that, Mr. Madhu was Vice President, mortgage division, at First Trust Mortgage & Finance, from 1994 to 1996; Vice President, residential first mortgage division, at Continental Management Associates Limited, Inc., from 1993 to 1994; and President, S&S Development, Inc. from 1991 to 1993. He attended Northwest Missouri State University, where he studied marketing and management.

Mr. Madhu brings considerable business and marketing experience to our Board.

Krishna Persaud.   Mr. Persaud has been a director of our Company since April 2013. He has also been, since April 2013, a director of our reinsurance subsidiary, Oxbridge Reinsurance Limited. Mr. Persaud is a founder and the President, since June 2002, of KPC Properties, LLC, a real estate investment firm, where he leverages his knowledge and experience to identify opportunities to add value to real properties in the state of Florida. He implements a strategy of acquiring, adding value and relinquishing or holding the improved asset. He has demonstrated consistent success in implementing his strategy in real estate investments. Since June 2002, Mr. Persaud has been an asset manager, demonstrating the ability to consistently exceed average market returns. From May 2007 to May 2011, Mr. Persaud was a director of HCI Group, Inc., a publicly traded holding company owning subsidiaries primarily engaged in the property and casualty insurance business. Mr. Persaud received an award from the Tampa Bay INDOUS Chamber of Commerce as one of the most successful businessmen of the year in Tampa. Previously, he spent ten years working with several consulting firms and municipalities providing design and construction management services for a wide variety of building systems and public works projects. Mr. Persaud earned his Bachelor of Science degree in Mechanical Engineering and a Master’s Degree in Civil Engineering from City College of City University of New York. He holds licenses as a Professional Engineer in the States of Florida, New York, and California.

Mr. Persaud brings considerable investment experience to our Board.

Ray Cabillot.   Mr. Cabillot has been a director of our Company since April 2013. He has also been, since April 2013, a director of our reinsurance subsidiary, Oxbridge Reinsurance Limited. Since 1998, Mr. Cabillot has served as Chief Executive Officer and director of Farnam Street Capital, Inc., the General Partner of Farnam Street Partners L.P., a private investment partnership. Prior to his service at Farnam Street Capital, Mr. Cabillot was a Senior Research Analyst at Piper Jaffrey, Inc., an investment bank and asset management firm, from 1989 to 1997. Early in his career, Mr. Cabillot worked for Prudential Capital Corporation as an Associate Investment Manager and as an Investment Manager. Mr. Cabillot is currently a director for Pro-Dex, Inc. (PDEX) and Air T Inc. (AIRT) and several private companies and, from 2006 to 2010, served as director and Chairman of the board for O.I. Corporation (OICO). Mr. Cabillot earned his BA in economics from St. Olaf College and an MBA from the University of Minnesota. He is a Chartered Financial analyst (CFA).

Mr. Cabillot brings considerable investment expertise to our Board.

Mayur Patel, M.D.   Dr. Mayur Patel has been a director of our Company since October 2013. Since 1997, he has been a founding partner and a practicing physician with American Radiology Services (“ARS”) based in Baltimore, Maryland. In addition to practicing Radiology at three hospitals and several free-standing imaging centers, Dr. Patel plays an active role in the administrative and financial functions of the group. He is an elected member of the board of directors of American Radiology Associates and in addition serves as the chairman of the finance committee. He is also a member of the Retirement, Quality Assurance and Operations committees. He has published many peer reviewed articles and also co-authored a book chapter in the field of Radiology. He has also lectured extensively both as an invited guest speaker and also at national meetings in the field of Radiology and Molecular Imaging. He has held academic appointments as an Assistant Professor of Radiology at University of Vermont, School of Medicine (1989-1992) and at University of Maryland, School of Medicine (1989-2000). As a principal of ARS, he participated in the group’s corporate affiliation in the capital markets with Advent International (a global private equity group) and with CML Healthcare (a Canadian based medical diagnostics service provider). Dr. Patel is a double board-certified physician and a diplomat of the American Board of Radiology and American Board of Nuclear Medicine. Outside of medicine, Dr. Patel has 20 years of experience in investing in the public markets as well as in private equity offerings. Dr. Patel is the brother-in-law of Paresh Patel, our former Chairman of the Board who resigned from our Board effective December 31, 2017.

Dr. Patel brings considerable investment experience to our Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL TWO
RATIFICATION OF THE COMPANY’S AUDITORS

Upon recommendation of the Audit Committee of the Company, our Board proposes that the shareholders ratify the appointment of Hacker, Johnson & Smith, P.A. (“Hacker Johnson”) to serve as the independent auditors of the Company for the fiscal year ending December 31, 2020. Hacker Johnson served as the independent auditors of the Company for the fiscal years ended December 31, 2013 through December 31, 2019.

Although ratification is not required by law, our Board believes that shareholders should be given the opportunity to express their views on the subject. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its shareholders.

We do not expect that a representative of Hacker Johnson will attend the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HACKER
JOHNSON AS THE COMPANY’S AUDITOR.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Board Leadership Structure and Risk Oversight

Our Company’s Board does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated because the Board believes it is in the best interest of our Company to make this determination based upon the position and direction of the Company and the constitution of the Board. The Board regularly evaluates whether the roles of Chief Executive Officer and Chairman of the Board should be combined or separated.

Since the Company’s formation in 2013 through to December 31, 2017, the Company had bifurcated the positions of Chairman of the Board and Chief Executive Officer. Paresh Patel had served as Chairman of the Board since April 2013 through to his resignation in December 2017. Jay Madhu has served as Chief Executive Officer of the Company since April 2013 and took on the additional role of Chairman of the Board effective January 1, 2018.

Our independent directors have determined that the most effective leadership structure for our Company at the present time is for our Chief Executive Officer to also serve as our Chairman of the Board. Our independent directors believe that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our Board, our Chief Executive Officer is the director best qualified to act as Chairman of the Board. Our Board retains the authority to modify this structure to best address our unique circumstances, and so advance the best interests of all stockholders, as and when appropriate.

We have three independent directors and one non-independent director. We believe that the number of independent, experienced directors on our Board provides the necessary and appropriate oversight for our Company.

Management is primarily responsible for assessing and managing the Company’s exposure to risk. While risk assessment is management’s duty, the Audit Committee is responsible for discussing certain guidelines and policies with management that govern the process by which risk assessment and control is handled. The Audit Committee also reviews steps that management has taken to monitor the Company’s risk exposure. In addition, the Underwriting Committee approves and reviews our underwriting policies and guidelines, oversees our underwriting process and procedures, monitors our underwriting performance and oversees our underwriting risk management exposure. Management focuses on the risks facing the Company, while the Audit Committee and the Underwriting Committee focus on the Company’s general risk management strategies and oversee risks undertaken by the Company. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Board Committees and Meetings

Our Board has five committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, an Underwriting Committee, and an Investment Committee. Each committee, except for the Investment Committee, has a written charter. The table below provides current membership information for each of the committees.

Nominating and
	Audit	Compensation	Corporate Governance	Underwriting	Investment
	Committee	Committee	Committee	Committee	Committee

Jay Madhu				X	X

Krishna Persaud	X	X*	X*		X

Ray Cabillot	X*	X	X	X	X*

Mayur Patel, M.D.	X	X	X	X*

# of meetings held in 2019	4	1	2	4	4

*
Committee Chairperson

Our Board held four meetings in 2019. Each of our directors attended at least 80% of the meetings of the Board in 2019.

It is our policy that directors are expected to attend the Annual General Meeting of Shareholders in the absence of a scheduling conflict or other valid reason. All of our directors attended our 2019 Annual General Meeting of Shareholders.

The Board has determined that (1) Jay Madhu does not qualify as an independent director under the applicable rules of The Nasdaq Stock Market and the Securities and Exchange Commission (“SEC”) and (2) Krishna Persaud, Ray Cabillot and Mayur Patel qualify as independent directors under the applicable rules of The Nasdaq Stock Market and the SEC.

The Board has also determined that all of the current members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee qualify as independent directors under the applicable rules of The Nasdaq Stock Market and SEC.

Below is a description of each committee of our Board.

Audit Committee

Our Audit Committee consists of three members – Ray Cabillot, Krishna Persaud, and Mayur Patel. Each of these individuals meets all independence requirements for Audit Committee members set forth in applicable SEC rules and regulations and the applicable rules of The Nasdaq Stock Market. Ray Cabillot serves as Chairman of our Audit Committee and qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC.

The Audit Committee has general responsibility for the oversight of our accounting, reporting and financial control practices. The Audit Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities, and which can be found on our website at www.oxbridgere.com.

Compensation Committee

Our Compensation Committee currently consists of three members – Krishna Persaud, Mayur Patel, and Ray Cabillot. Krishna Persaud serves as Chairman of our Compensation Committee. All of the current members of our Compensation Committee qualify as independent directors under the applicable rules of The Nasdaq Stock Market.

The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our Chief Executive Officer and to make recommendations to our Board relating to the compensation of our other executive officers. Our Compensation Committee, among other things, assists our Board in ensuring that a proper system of compensation is in place to provide performance-oriented incentives to management. Our Compensation Committee has the authority to delegate its responsibilities to a subcommittee or to officers of the Company to the extent permitted by applicable law and the compensation plans of the Company if it determines that such delegation would be in the best interest of the Company. Our Compensation Committee may engage a compensation consultant; however, it did not engage a compensation consultant with respect to executive or director compensation for 2018.

The Compensation Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities, and which can be found on our website at www.oxbridgere.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of three members – Ray Cabillot, Mayur Patel, and Krishna Persaud. Krishna Persaud serves as the Chairman of our Nominating and Corporate Governance Committee. All of the members of our Nominating and Corporate Governance Committee qualify as independent directors under the applicable rules of The Nasdaq Stock Market.

The Nominating and Corporate Governance Committee makes recommendations to our Board as to nominations for our Board and committee members, as well as with respect to structural, governance, and procedural matters. The Nominating and Corporate Governance Committee also reviews the performance of our Board and the Company’s succession planning. The Nominating and Corporate Governance Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities, and which can be found on our website at www.oxbridgere.com.

The Nominating and Corporate Governance Committee is responsible for reviewing the criteria for the selection of new directors to serve on the Board and reviewing and making recommendations regarding the composition and size of the Board. When our Board decides to seek a new member, whether to fill a vacancy or otherwise, the Nominating and Corporate Governance Committee will consider recommendations from other directors, management and others, including shareholders. In general, the Nominating and Corporate Governance Committee looks for directors possessing superior business judgment and integrity who have distinguished themselves in their chosen fields and who have knowledge or experience in the areas of insurance, reinsurance, financial services or other aspects of the Company’s business, operations or activities. In selecting director candidates, the Nominating and Corporate Governance Committee also considers the interplay of the candidate’s experience with the experience of the other Board members.

The Nominating and Corporate Governance Committee will consider, for director nominees, persons recommended by shareholders, who may submit recommendations to the Nominating and Corporate Governance Committee in care of the Company’s Secretary, at Suite 201, 42 Edward Street, P.O. Box 469, Grand Cayman, KY1-9006, Cayman Islands. To be considered by the Nominating and Corporate Governance Committee, such recommendations must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. Nominees for director who are recommended by shareholders to the Nominating and Corporate Governance Committee will be evaluated in the same manner as any other nominee for director.

Underwriting Committee

The Underwriting Committee consists of three members – Mayur Patel, Jay Madhu, and Ray Cabillot. Mayur Patel serves as Chairman of our Underwriting Committee. The Underwriting Committee’s responsibilities include approving and reviewing our underwriting policies and guidelines, overseeing our underwriting process and procedures, monitoring our underwriting performance and overseeing our underwriting risk management exposure. The Underwriting Committee is governed by a written charter approved by our Board, which outlines its primary duties and responsibilities, and which can be found on our website at www.oxbridgere.com.

Investment Committee

The Investment Committee consists of three members – Krishna Persaud, Jay Madhu, and Ray Cabillot. Ray Cabillot serves as Chairman of the Investment Committee. The Investment Committee’s responsibilities include approving and reviewing any changes to our investment guidelines, and monitoring investment performance and market, credit and interest rate exposure as a result of opportunistic investment decisions undertaken by management. The Investment Committee is governed by investment guidelines that have been approved by our Board. There is no written charter for the Investment Committee.

EXECUTIVE OFFICERS

Name	Age	Position	Position Since
Jay Madhu*	53	Chief Executive Officer, President, and Chairman of the Board (Principal Executive Officer)	2013

Wrendon Timothy	39	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)	2013

*
See biography above under “Director Nominees”

Wrendon Timothy. Wrendon Timothy has served as our Chief Financial Officer and Secretary since August 2013. Mr. Timothy has over twelve (12) years of professional experience in business, audit and assurance service both in Trinidad and the Cayman Islands. From September 2007 through July 2013, Mr. Timothy worked as an Audit Senior and Audit Manager at PricewaterhouseCoopers Chartered Accountants in the Cayman Islands, specializing in insurance and reinsurance clients. From September 2005 through August 2007, Mr. Timothy served as a Senior Accountant at KPMG Chartered Accountants in Trinidad and Tobago. Mr. Timothy is a Fellow of the Association of Chartered Certified Accountants and holds a Postgraduate Diploma in Business Administration and a Master of Business Administration, with Distinction (with Specialism in Finance – with Distinction), from Heriott Watt University. Mr. Timothy holds directorship with a number of privately-held companies and not-for-profit organizations and is a member of the Cayman Islands Institute of Professional Accountants (CIIPA) and an Associate Member of the Chartered Governance Institute (formerly known as the Institute of Chartered Secretaries and Administrators)

DIRECTOR COMPENSATION

All directors, other than Mr. Madhu, are entitled to receive compensation from us for their services as directors. Under the Articles, our directors may receive compensation for their services as may be determined by our Board. During 2019, none of our non-employee directors received cash or equity compensation award. Director fees paid in cash were indefinitely suspended since October 1, 2017.

SHAREHOLDER COMMUNICATION

Our Board has adopted a policy for handling shareholder communications to directors. Shareholders may send written communications to our Board or any one or more of the individual directors by mail, c/o Secretary, Oxbridge Re Holdings Limited, Suite 201, 42 Edward Street, P.O. Box 469, Grand Cayman, KY1-9006, Cayman Islands. There is no screening process, other than to confirm that the sender is a shareholder and to filter inappropriate materials and unsolicited materials of a marketing or publication nature. All shareholder communications that are received by the Secretary of the Company for the attention of a director or directors are forwarded to such director or directors.

EXECUTIVE COMPENSATION

The following table summarizes the compensation of our Named Executive Officers, or “NEOs”, in 2019 and 2018.

SUMMARY COMPENSATION TABLE

							Nonqualified
Name and						Non-Equity	Deferred
Principal				Stock	Option	Incentive Plan	Compensation	All Other
Position	Year	Salary	Bonus	Awards	Awards (1)	Compensation	Earnings	Compensation (2)	Total
Jay Madhu	2019	$232,000	-	-	72,838	-	-	$5,305	$310,143
President and Chief Executive Officer	2018	$232,000	$-	-	-	-	-	$7,009	$239,009

Wrendon Timothy	2019	$132,000	-	-	32,777	-	-	$5,305	$170,082
Chief Financial Officer and Corporate Secretary	2018	$132,000	$-	-	-	-	-	$7,009	$139,009

(1)
All option awards were granted under our 2014 Omnibus Incentive Plan. The value reported above in the "Option Awards" column is the aggregate grant date fair value for the NEO's option awards granted in 2019 and 2018, determined in accordance with FASB ASC Topic 718, "Compensation—Stock Compensation". Assumptions used in the calculation of these amounts are included in Note 11 of the Notes to Consolidated Financial Statements in our Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(2)
In 2019, Mr. Madhu received $5,305 (2018: $7,009) in company contributions to our defined contribution pension plan. During 2019, Mr. Timothy received $5,305 (2018: $7,009) in company contributions to our defined contribution pension plan.

GRANTS OF PLAN BASED AWARDS IN FISCAL YEAR 2019

Our Compensation Committee, or our Board of Directors acting as our Compensation Committee granted stock options under our 2014 Omnibus Incentive Plan. Set forth in the following table is information regarding option awards granted in 2019. There were no restricted stock awarded during 2019.

	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)	Estimated Future Payouts Under Equity Incentive Plan Awards	All other Stock Awards: Number of Shares of Stock orUnits (#)	All other Option Awards: Numberof Securities Underlying Options (#) (1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (2)

Jay Madhu	3/16/2019	3/16/2019	-	-	-	200,000	$2.00	72,838

Wrendon Timothy	3/16/2019	3/16/2019	-	-	-	90,000	$2.00	32,777

(1)
The amount represents a grant of stock options made pursuant to our 2014 Omnibus Incentive Plan. The options were granted conditioned on service to the company and are subject to forfeiture upon termination of employment and restriction of transfer. The options will vest in increments of 6.25% on a quarterly basis over a four calendar-year period and will expire on the 10th anniversary of the date of grant unless earlier exercised or earlier terminated due to termination of employment.

(2)
The amounts reflect the aggregate grant date fair value for each NEO’s restricted share and option awards granted in 2019, determined in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation”.

Employment Agreements

Jay Madhu

On July 18, 2013, we entered into an executive employment agreement with Jay Madhu, our Chief Executive Officer and President. Under the terms of this agreement, as amended, Mr. Madhu’s employment commenced on July 18, 2013 and continued for three years. Following this initial three-year term, we extended Mr. Madhu’s employment for an additional three-year term, after which the agreement will automatically renew for additional one-year terms unless either party chooses not to renew.

The executive employment agreement entitles Mr. Madhu to receive: (1) an annual base salary of $232,000, (2) additional compensation granted by our Board (or a committee thereof) and (3) medical, dental, life, disability, and retirement benefits.

If Mr. Madhu’s employment is terminated by us for good cause or if Mr. Madhu terminates his employment with us, he will be entitled to: (1) his accrued base salary and accrued vacation pay and other paid time off, in each case through his date of termination, and (2) reimbursement for expenses accrued through his date of termination.

If Mr. Madhu’s employment is terminated by us without good cause, he will be entitled to: (1) his accrued base salary and accrued vacation pay and other paid time off, in each case through the date of termination, (2) reimbursement for expenses accrued through his date of termination, and (3) the amount of base salary that would have been payable through the term of the agreement (excluding future automatic renewals) if his employment had not been terminated. If such termination is within three years following a change of control, Mr. Madhu will be entitled to receive, in lieu of the amount described in clause (3) directly above, an amount equal to 2.9 times the total amount of his annual base salary. If Mr. Madhu’s employment is terminated due to his death or incapacity, it will be deemed to be a termination without good cause.

Mr. Madhu’s executive employment agreement also contains non-compete and non-solicitation provisions.

Wrendon Timothy

Wrendon Timothy is our Chief Financial Officer and Secretary, and his employment with us commenced on August 1, 2013. Under the terms of this agreement, as amended, Mr. Timothy’s employment commenced on August 1, 2013 and continued for three years. Following this initial three-year term, we extended Mr. Timothy’s employment for an additional three-year term, after which the agreement will automatically renew for additional one-year term unless either party chooses not to renew. Under the agreed upon terms of employment, Mr. Timothy is entitled to receive a basic gross salary of $132,000 per year, payable monthly. His salary will be reviewed annually and may be adjusted at our discretion. We will also pay the monthly premiums for Mr. Timothy’s medical, dental, and vision insurance, and match Mr. Timothy’s contributions to his pension plan. Finally, Mr. Timothy will be eligible to receive a discretionary bonus and any other compensation which will be based on our financial performance and Mr. Timothy’s personal performance.

We may terminate Mr. Timothy’s employment without notice in the event of serious or persistent misconduct or breach of the agreed upon terms of Mr. Timothy’s employment or for cause. In other circumstances, the party that wishes to terminate Mr. Timothy’s employment must provide 60 days’ prior written notice.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2019

The following table sets forth information regarding outstanding stock option and restricted stock awards held by our NEOs at December 31, 2019, including the number of shares underlying both exercisable and unexercisable portions of each option as well as the exercise price and expiration date of each outstanding option;

	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Jay Madhu	120,000	(1)	-	-	$6.00	1/23/2025	-	(3)	-	-	-
	25,000		-	-	$6.00	1/16/2026	-		-	-	-
	18,750		6,250	-	$6.06	1/20/2027	-		-	-	-
	50,000		150,000	-	$2.00	3/16/2029	-

Wrendon Timothy	60,000	(2)	-	-	$6.00	1/23/2025	-	(4)	-	-	-
	10,000		-	-	$6.00	1/16/2026	-		-	-	-
	7,500		2,500	-	$6.06	1/20/2027	-		-	-	-
	22,500		67,500	-	$2.00	3/16/2029	-		-	-	-

(1)
Mr. Madhu was awarded 120,000 stock options on January 23, 2015 and 25,000 stock options on January 16, 2016, both of which are fully vested. Mr. Madhu was awarded 25,000 stock options on January 20, 2017. The options vest quarterly in increments of 1,562.50. The remaining 6,250 options will vest over the next 4 quarters, provided that Mr. Madhu remains employed by the Company. Mr. Madhu was also awarded 200,000 stock options on March 16, 2019. The options vest quarterly in increments of 12,500. The remaining 150,000 options will vest over the next 12 quarters, provided that Mr. Madhu remains employed by the Company.

(2)
Mr. Timothy was awarded 60,000 stock options on January 23, 2015 and 10,000 stock options on January 16, 2016, both of which are fully vested. Mr. Timothy was awarded 10,000 stock options on January 20, 2017. The options vest quarterly in increments of 625. The remaining 2,500 options will vest over the next 4 quarters, provided that Mr. Timothy remains employed by the Company. Mr. Timothy was also awarded 90,000 stock options on March 16, 2019. The options vest quarterly in increments of 5,625. The remaining 67,500 options will vest over the next 12 quarters, provided that Mr. Timothy remains employed by the Company.

(3)
Mr. Madhu was awarded 40,000 restricted shares on January 23, 2015. The restricted shares are fully vested and exercisable.

(4)
Mr. Timothy was awarded 20,000 restricted shares on January 23, 2015. The restricted shares are fully vested and exercisable.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2019

There were no stock awards vesting or options exercised by our NEO’s during the year ended December 31, 2019.

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities relating to the general oversight of the Company’s financial reporting process. The Audit Committee conducts its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter.

The Company’s management is responsible for the preparation, consistency, integrity, and fair presentation of the financial statements, accounting, and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm, Hacker Johnson, is responsible for performing an independent audit of the Company’s financial statements.

The Audit Committee hereby reports as follows:

1.
The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2019 with management.

2.
The Audit Committee has discussed with Hacker Johnson, the Company’s independent auditors for the year ended December 31, 2019, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees.

3.
The Audit Committee has received the written disclosures and the letter from Hacker Johnson required by applicable requirements of the PCAOB regarding Hacker Johnson’s communications with the Audit Committee concerning independence, and has discussed with Hacker Johnson its independence.

4.
Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

THE AUDIT COMMITTEE

Raymond Cabillot, Chairman

Mayur Patel Krishna Persaud

INDEPENDENT PUBLIC ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees for services related to the years ended December 31, 2019 and 2018 as provided by Hacker, Johnson & Smith PA, our principal accountant:

	2019	2018
Audit Fees (a)	$52,000	$52,000
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total	$52,000	$52,000

(a)
Audit Fees represent fees billed for professional services rendered for the audit of our annual financial statements and review of our quarterly financial statements included in our quarterly reports on Form 10-Q. The above fees are exclusive of audit fees of $24,000 (2018: $24,000) paid / payable to EisnerAmper Cayman Ltd. for the statutory audit of the company’s reinsurance subsidiaries, Oxbridge Reinsurance Limited and Oxbridge Re NS.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee charter includes our policy regarding the approval of audit and non-audit services performed by our independent auditors. The Audit Committee is responsible for retaining and evaluating the independent auditors’ qualifications, performance and independence. The Audit Committee pre-approves all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditors, subject to such exceptions for non-audit services as permitted by applicable laws and regulations. The Audit Committee may delegate this authority to a subcommittee consisting of one or more Audit Committee members, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next meeting. Our Board approved all professional services provided to us by Hacker, Johnson & Smith PA and EisnerAmper Cayman Ltd. during 2019 and 2018.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of April 9, 2020 by:

●   each person who is known by us to beneficially own more than 5% of our outstanding ordinary shares,

●   each of our directors and NEOs, and

●   all directors and executive officers as a group.

The percentages of ordinary shares beneficially owned are based on the 5,733,587 ordinary shares outstanding as of April 9, 2020. Information with respect to beneficial ownership has been furnished by each director, executive officer and beneficial owner of more than 5% of our ordinary shares. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to the securities. In computing the number of ordinary shares beneficially owned by a person listed below and the percentage ownership of such person, ordinary shares underlying options, warrants, or convertible securities held by each such person that are exercisable or convertible within 60 days of April 9, 2020 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all persons listed have sole voting and investment power for all ordinary shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is in care of Oxbridge Re Holdings Limited, at Suite 201, 42 Edward Street, P.O. Box 469, Grand Cayman, KY1-9006, Cayman Islands.

	Beneficially Owned at
	April 9, 2020

Name of Beneficial Owners	Number of Ordinary Shares	Percent
5% Shareholders:
Blake Casper	563,162(1)	9.34%
Paresh Patel	560,000(2)	9.25%
Allan Martin	1,159,632(3)	18.46%
Air T, Inc.	467,504(4)	8.15%
Sewesattie Ramsamooj	1,500,000(5)	22.28%

Named Executive Officers and Directors:
Jay Madhu	586,812(6)	9.52%
Wrendon Timothy	138,800(7)	2.37%
Krishna Persaud	495,715(8)	8.16%
Mayur Patel	367,000(9)	6.13%
Ray Cabillot	533,925(10)	9.31%
All Executive Officers and Directors as a Group (5 persons)	2,122,252	30.89%

(1)
Consists of 264,162 ordinary shares and 299,000 ordinary shares issuable upon the exercise of warrants held by Moksha Partners Reinsurance Entity, Inc. that are currently exercisable. As of the date of this table, Blake Casper, an individual, has sole voting and investment power over these shares by virtue of being the majority member of Moksha Partners Reinsurance Entity, Inc., a Florida member-managed limited liability company.

(2)
Consists of 222,000 ordinary held by Paresh Patel individually, and 270,000 ordinary shares issuable upon the exercise of warrants held by Paresh Patel, individually, that are currently exercisable; 17,000 ordinary shares held by Mr. Patel’s wife, Neha Patel; and 51,000 ordinary shares issuable upon the exercise of warrants held by Mr. Patel’s wife, Neha Patel, that are currently exercisable or exercisable within 60 days of April 9, 2019.

(3)
Consists of 282,821 ordinary shares held by Allan Martin and his wife, Marie Martin, jointly; 175,998 ordinary shares issuable upon the exercise of warrants held by Allan Martin and his wife, Marie Martin, jointly, that are currently exercisable or exercisable within 60 days of April 9, 2019; 107,513 ordinary shares held by A. S. Martin Trust; 83,300 ordinary shares issuable upon the exercise of warrants held by A. S. Martin Children Trust that are currently exercisable or exercisable within 60 days of April 9, 2019; 139,000 ordinary shares held Martin Family Foundation; 39,000 ordinary shares issuable upon the exercise of warrants held by Martin Family Foundation that are currently exercisable; 83,000 ordinary shares held by Fleur de Lis Partners, LLLP; and 249,000 ordinary shares issuable upon the exercise of warrants held by Fleur de Lis Partners, LLLP that are currently exercisable or exercisable within 60 days of April 9, 2019. As the general partner of Fleur de Lis Partners, LLLP, the trustee for A.S. Martin Children Trust, and the chairman for Martin Family Foundation, Mr. Martin has voting and investment power over the ordinary shares and warrants held by each of these entities.

(4)
Consists of shares held in the name of Air T, Inc’s subsidiary, Space Age Insurance Company.

(5)
Consists of 500,000 ordinary shares held and 1,000,000 ordinary shares issuable upon the exercise of warrants held by Sewesattie Ramsamooj that are currently exercisable or exercisable within 60 days of April 9, 2020.

(6)
Consists of 113,231 ordinary shares held by Universal Finance & Investments, L.C. and 203,768 ordinary shares issuable upon the exercise of warrants held by Universal Finance & Investments, L.C. that are currently exercisable. As the sole owner and manager of Universal Finance & Investments, L.C., Mr. Madhu has voting and investment power over the ordinary shares and warrants held by that entity. Also includes 42,000 ordinary shares held in Mr. Madhu’s name and 227,813 ordinary shares issuable upon the exercise of stock options held by Mr. Madhu that are currently exercisable or exercisable within 60 days of April 9, 2020.

(7)
Consists of 7,500 ordinary shares issuable upon the exercise of warrants held by Mr. Timothy, individually, that are currently exercisable; 25,050 ordinary shares held by Mr. Timothy, individually; and 106,250 ordinary shares issuable upon the exercise of stock options held by Mr. Timothy that are currently exercisable or exercisable within 60 days of April 9, 2020.

(8)
Consists of 35,000 ordinary shares held by Krishna Persaud and his wife, Sumentra Persaud, jointly; 105,000 ordinary shares issuable upon the exercise of warrants held by Krishna Persaud and his wife, Sumentra Persaud, jointly, that are currently exercisable; and 118,000 ordinary shares and 237,143 ordinary shares issuable upon the exercise of warrants held by held by Krishna Persaud that are currently exercisable. Mr. Persaud and his wife share voting and investment power over the shares and warrants held jointly in their names.

(9)
Consists of 118,000 ordinary shares held by Mayur Patel and his wife, Ulupi M. Patel, jointly, and 249,000 ordinary shares issuable upon the exercise of warrants held by Mayur Patel and his wife, Ulupi M. Patel, jointly, that are currently exercisable or exercisable within 60 days of April 9, 2020.

(10)
Consists of 35,000 ordinary shares held by Ray Cabillot, individually; 425,325 ordinary shares and 73,600 ordinary shares held by Farnam Street Capital for the benefit of and as the General Partner of Farnam Street Partners and FS Special Opportunities I Fund, respectively. As the general partner of Farnam Street Capital, Mr. Cabillot has voting and investment power over the ordinary shares and warrants held by that entity.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Reinsurance and Other Contracts with Related Parties

We had no reinsurance contracts with related parties during the year ended December 31, 2019. During 2018, we were party to a reinsurance contract with Claddaugh, a subsidiary of HCI Group. During 2018, on this reinsurance contract, we earned net premiums of $817,000.

Mr. Madhu is a director of HCI Group and previously served as the President of its real estate division and as its Vice President of Investor Relations. Paresh Patel, the non-executive Chairman of our Board through to December 31, 2017 and a beneficial owner of more than 5% of our ordinary shares, is a founder of HCI Group and currently serves as its Chief Executive Officer and as the Chairman of its board of directors. Both Mr. Madhu and Mr. Patel are also shareholders of HCI Group. However, neither of Mr. Madhu nor Mr. Patel have any interest in the reinsurance contracts between Claddaugh and our Company or between HCPCI and our Company other than in their capacity as equity holders of both of HCI Group and our Company.

During the year ending December 31, 2019, Mr. Jay Madhu, a director and officer of the Company and its subsidiaries, invested $50 thousand in the Series 2019-1 participating notes issued by Oxbridge Re NS, one of the Company’s reinsurance subsidiaries.

Policies for Approval or Ratification of Transactions with Related Persons

Our policy for approval or ratification of transactions with related persons is for those transactions to be reviewed and approved by the Audit Committee. That policy is set forth in the Audit Committee Charter. Our practice is that such transactions are approved by a majority of disinterested directors. The policy sets forth no standards for approval. Directors apply their own individual judgment and discretion in deciding such matters.

OTHER MATTERS

Neither the Board nor management intends to bring before the Meeting any business other than the matters referred to in the Notice of Annual General Meeting of Shareholders and this Proxy Statement. If any other business should come properly before the Meeting, or any adjournment or postponement thereof, the proxy holders will vote on such matters at their discretion.

ADDITIONAL INFORMATION

Other Action at the Meeting

As of the date of this Proxy Statement, the Company has no knowledge of any business, other than as described herein and customary procedural matters, which will be presented for consideration at the Meeting. In the event any other business is properly presented at the Meeting, the persons named in the accompanying proxy may, but will not be obligated to, vote such proxy in accordance with their judgment on such business.

Shareholder Proposals for the Annual General Meeting of Shareholders in 2021

Pursuant to Rule 14a-8 of the Exchange Act, shareholder proposals must be received in writing by the Secretary of the Company no later than 120 days prior to the date of the Company’s proxy statement released to shareholders in connection with the Company’s previous year’s annual general meeting of shareholders and must comply with the requirements of Cayman Islands corporate law and the Articles in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the annual general meeting of shareholders in 2021. Shareholder proposals received by December 24, 2020 would be considered timely for inclusion in the proxy statement relating to the 2021 annual general meeting of shareholders. Any shareholder proposal for the annual general meeting of shareholders in 2021, which is submitted outside the processes of Rule 14a-8, shall be considered untimely.

Under our Articles, the Board shall call an extraordinary general meeting upon receipt of signed “Members’ requisition” by shareholders holding more than 66.66% in par value of the issued shares which as of that date carry the right to vote at an extraordinary general meeting of the Company. Such Members’ requisition must also contain the proposal to be considered at (i.e. objects of) the meeting and must be signed by the requisitionists and deposited at the registered office of the Company. If the Board does not, within twenty-one days from the date of the deposit of the Members’ requisition, duly proceed to convene an extraordinary general meeting to be held within a further twenty-one days, the requisitionists, or any of them representing more than one-half of the total voting rights of all the requisitionists, may themselves convene an extraordinary general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said twenty-one day period. Any extraordinary general meeting convened by the requisitionists shall be convened in the same manner as nearly possible as that in which extraordinary general meetings are convened by the Board.

Delivery of Documents to Shareholders Sharing an Address

Some companies, brokers, banks, and other holders of record may employ procedures, approved by the SEC, known as “householding.” Householding, which reduces costs associated with duplicate printings and mailings, means that we will send only one copy of our proxy materials to shareholders who share the same address. Shareholders sharing the same address will continue to receive separate proxy cards.

If you own ordinary shares and would like to receive additional copies of our proxy materials, you may submit a request to us by: (i) mailing a request in writing to our Secretary at Suite 201, 42 Edward Street, P.O. Box 469, Grand Cayman, KY1-9006, Cayman Islands, or (ii) calling us at 1-345-749-7570, and we will promptly mail the requested copies to you. If you own ordinary shares in your own name and you want to receive separate copies of the proxy materials in the future, or if you receive multiple copies and want to receive only one copy, contact Broadridge Corporate Issuer Solutions at 1-877-830-4936. If you beneficially own ordinary shares and you want to receive separate copies of the proxy materials in the future, or if you receive multiple copies and want to receive only one copy, contact your bank, broker or other holder of record.

Costs of Solicitation

The entire cost of this proxy solicitation will be borne by the Company, including expenses in connection with preparing, assembling, printing and mailing proxy solicitation materials. In addition to solicitation by mail, officers, directors, and employees of the Company may solicit proxies by telephone, facsimile, electronic communication, in person or via the Internet, although no compensation will be paid for such solicitation.

By Order of the Board of Directors,

Jay Madhu Chief Executive Officer April 24, 2020
Grand Cayman, Cayman Islands

OXBRIDGE RE HOLDINGS LIMITED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MAY 19, 2020 AT 9:00 AM (CENTRAL TIME)
CONTROL ID:
REQUEST ID:

The shareholders hereby appoint Sanjay Madhu and Wrendon Timothy, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of OXBRIDGE RE HOLDINGS LIMITED that the shareholders are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 AM (local time) on May 19, 2020, via a live webcast through www.iproxydirect.com/oxbr, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET & MEETING:	https://www.iproxydirect.com/OXBR and follow onscreen instructions
PHONE:	1-866-752-VOTE(8683)

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Annual Report are available at www.iproxydirect.com/oxbr and www.oxbridgere.com/2020AGM.

ANNUAL MEETING OF THE SHAREHOLDERS OF OXBRIDGE RE HOLDINGS LIMITED	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	FOR	AGAINST	ABSTAIN
Election of Directors:				CONTROL ID:
Sanjay Madhu	☐	☐	☐	REQUEST ID:
Krishna Persaud	☐	☐	☐
Ray Cabillot	☐	☐	☐
Mayur Patel, M.D.	☐	☐	☐

Proposal 2	FOR	AGAINST	ABSTAIN
To consider and vote upon a proposal to ratify the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of the Company for the fiscal year ending December 31, 2020.	☐	☐	☐

Proposal 3
To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

The Board of Directors recommends that you vote: “FOR” the four (4) individuals nominated for election to the Board of Directors; and “FOR” ratification of Hacker, Johnson & Smith, P.A., as the independent auditors for fiscal year 2020.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Annual Report are available at www.iproxydirect.com/oxbr and  www.oxbridgere.com/2020AGM.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

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(Print Name of Shareholder and/or Joint Tenant)

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(Signature of Shareholder)

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(Second Signature if held jointly)